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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


                  Each of the undersigned officers and directors of Trans-Resources, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Arie Genger and Lester W. Youner, and each of them, as the undersigned's true and lawful attorney-in-fact, with full power to each of them to act without the other, to execute in the name and on behalf of the undersigned, individually and in the capacity stated below, the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1997 and any and all amendments thereto, which amendments may make such changes in such Form 10-K as either such attorney-in-fact may deem appropriate.

                  Each of the undersigned does further hereby ratify and confirm all that either said attorney-in-fact may do or cause to be done pursuant to the power granted hereby.

Dated:  March 27, 1998


                                   /s/ Arie Genger
                                   ---------------------------------------------
                                       Arie Genger
                                       Director,
                                       Chairman of the Board and
                                       Chief Executive Officer
                                       (principal executive officer)


                                   /s/ Lester W. Youner
                                   ---------------------------------------------
                                       Lester W. Youner
                                       Vice President,
                                       Treasurer and
                                       Chief Financial Officer and Secretary
                                       (principal financial and
                                       accounting officer)


                                   /s/ Thomas G. Hardy
                                   ---------------------------------------------
                                       Thomas G. Hardy
                                       Director


                                   /s/ Martin A. Coleman
                                   ---------------------------------------------
                                       Martin A. Coleman
                                       Director

                                   /s/ Sash A. Spencer
                                   ---------------------------------------------
                                       Sash A. Spencer
                                       Director



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